UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 20, 2025
NAUTICUS ROBOTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40611	87-1699753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17146 Feathercraft Lane, Suite 450, Webster, TX 77598
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (281) 942-9069
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KITT	The Nasdaq Stock Market LLC
Warrants	KITTW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed by the Company in its filings with the SEC, on August 14, 2024, the Company received a staff determination letter (the “Letter”) from the staff of the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it had not regained compliance with the minimum $35 million market value of listed securities requirement for continued listing on The Nasdaq Capital Market as set forth in Listing Rule 5550(b)(2) (the “MVLS Requirement”) or any of the alternative requirements in Listing Rule 5550(b), and that the additional delinquency may serve as a separate basis for the delisting of the Company’s securities from Nasdaq. The Company timely requested a hearing before a Hearings Panel. On September 18, 2024, the Hearings Panel granted the Company an exception until December 31, 2024 to demonstrate compliance with The Nasdaq Capital Market listing rules. On January 6, 2025, the Hearings Panel further extended the deadline to demonstrate compliance with the listing rules to February 10, 2025.

On February 18, 2025, the Company received a letter from Nasdaq confirming that the Company has demonstrated compliance with the equity requirement in Rule 5550(b)(1) (the “Equity Rule”), as the alternative requirement for the MVLS Requirement, and that the Company is therefore in compliance with the Nasdaq Capital Market’s continued listing requirements as confirmed by the staff on February 10, 2025. A copy of the Nasdaq letter is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Company remains subject to a discretionary panel monitor through February 18, 2026 pursuant to Listing Rule 5815(d)(4)(A).

On February 19, 2025, the Company issued a press release announcing its compliance with the Equity Rule. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
99.1	Nasdaq Compliance Letter, dated February 18, 2025
99.2	Press Release, dated February 20 2025

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2025	Nauticus Robotics, Inc.

	By:	/s/ John Symington
		Name:	John Symington
		Title:	General Counsel